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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                        Date of Report: October 30, 2003


                              CINCINNATI BELL INC.
             (Exact name of registrant as specified in its charter)


            Ohio                          1-8519                 31-1056105
(State or other jurisdiction      (Commission File Number)      (IRS Employer
     of incorporation)                                       Identification No.)

            201 East Fourth Street
               Cincinnati, Ohio                                     45202
   (Address of principal executive offices)                      (Zip Code)


       Registrant's telephone number, including area code: (513) 397-9900



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FORM 8-K                                                   CINCINNATI BELL INC.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

          (c)  Exhibits:

                    99.1 Press Release of Cincinnati Bell Inc. dated October 30, 2003.

ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITIONS.


         On October 30, 2003, Cincinnati Bell Inc. reported its results for the third quarter ended September 30, 2003. The earnings release for the third quarter ended September 30, 2003 is attached as Exhibit 99.1. The attached exhibit is furnished pursuant to Item 12 of Form 8-K.

         These non-GAAP financial measures should not be construed as being more important than comparable GAAP measures. They are presented because the Cincinnati Bell Inc. management uses this information when evaluating the company's results of operations and cash flow and believes that this information provides the users of the financial statements with an additional and useful comparison of the company's current results of operations and cash flows with past and future periods.




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                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                          CINCINNATI BELL INC.


                          By:      /s/ Christopher J. Wilson
                               ----------------------------------------------
                                   Christopher J. Wilson
                                   Vice President and General Counsel



Date:  October 30, 2003



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                                  Exhibit Index


Exhibit No.                         Exhibit                            Page No.
-----------                         -------                            --------

   99.1           Press Release of the Company dated
                       October 30, 2003